Davis New York Venture Fund

October 31, 2020

Over 50 Years of Reliable Investing™

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
October 31, 2020 (Unaudited)

	Shares/Units	Value
COMMON STOCK – (96.15%)
COMMUNICATION SERVICES – (15.88%)
Media & Entertainment – (15.88%)
Alphabet Inc., Class A *	114,907	$185,702,352
Alphabet Inc., Class C *	306,102	496,194,403
ASAC II L.P. *(a)(b)	4,156,451	4,254,128
Facebook, Inc., Class A *	1,391,047	365,998,376
Fang Holdings Ltd., Class A, ADR (China) *	38,687	384,549
IAC/InterActiveCorp *	898,020	108,408,974
Liberty TripAdvisor Holdings, Inc., Series A *	208,026	370,286
	Total Communication Services	1,161,313,068
CONSUMER DISCRETIONARY – (19.35%)
Consumer Durables & Apparel – (0.12%)
Hunter Douglas N.V. (Netherlands) *	151,094	8,724,601
Consumer Services – (5.80%)
New Oriental Education & Technology Group, Inc., ADR (China) *	2,644,390	424,107,268
Retailing – (13.43%)
Alibaba Group Holding Ltd., ADR (China) *	1,238,740	377,431,691
Amazon.com, Inc. *	139,391	423,211,985
Naspers Ltd. - N (South Africa)	244,000	47,635,492
Prosus N.V., Class N (Netherlands)	1,333,890	133,170,173
		981,449,341
	Total Consumer Discretionary	1,414,281,210
FINANCIALS – (36.52%)
Banks – (15.80%)
Danske Bank A/S (Denmark) *	5,314,500	70,829,361
DBS Group Holdings Ltd. (Singapore)	8,191,283	122,016,133
DNB ASA (Norway) *	5,116,730	69,100,353
JPMorgan Chase & Co.	2,898,254	284,144,822
U.S. Bancorp	7,458,560	290,510,912
Wells Fargo & Co.	14,861,522	318,779,647
		1,155,381,228
Diversified Financials – (16.73%)
Capital Markets – (2.69%)
Bank of New York Mellon Corp.	5,718,897	196,501,301
Consumer Finance – (8.31%)
American Express Co.	1,780,891	162,488,495
Capital One Financial Corp.	6,093,983	445,348,277
		607,836,772
Diversified Financial Services – (5.73%)
Berkshire Hathaway Inc., Class A *	1,384	418,660,014
		1,222,998,087
Insurance – (3.99%)
Life & Health Insurance – (1.92%)
AIA Group Ltd. (Hong Kong)	14,710,990	140,007,043
Property & Casualty Insurance – (2.07%)
Chubb Ltd.	745,160	96,803,736
Loews Corp.	656,259	22,759,062

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
October 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Property & Casualty Insurance – (Continued)
Markel Corp. *	34,226	$31,926,013
		151,488,811
		291,495,854
	Total Financials	2,669,875,169
HEALTH CARE – (2.03%)
Health Care Equipment & Services – (2.03%)
Quest Diagnostics Inc.	1,212,400	148,082,536
	Total Health Care	148,082,536
INDUSTRIALS – (10.11%)
Capital Goods – (10.10%)
Carrier Global Corp.	8,806,170	294,038,016
Ferguson PLC (United Kingdom)	2,045,769	203,187,617
Orascom Construction PLC (United Arab Emirates)	1,521,825	7,835,446
Raytheon Technologies Corp.	4,295,649	233,339,654
		738,400,733
Commercial & Professional Services – (0.01%)
China Index Holdings Ltd., Class A, ADR (China) *	544,459	729,575
	Total Industrials	739,130,308
INFORMATION TECHNOLOGY – (11.79%)
Semiconductors & Semiconductor Equipment – (11.79%)
Applied Materials, Inc.	6,220,760	368,455,615
Intel Corp.	5,848,000	258,949,440
Texas Instruments Inc.	1,622,230	234,558,235
	Total Information Technology	861,963,290
MATERIALS – (0.47%)
OCI N.V. (Netherlands) *	2,895,374	34,662,725
	Total Materials	34,662,725
TOTAL COMMON STOCK – (Identified cost $4,142,991,991)		7,029,308,306
PREFERRED STOCK – (3.50%)
INDUSTRIALS – (3.50%)
Transportation – (3.50%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	5,938,103	219,709,811
Didi Chuxing Joint Co., Series B (China)*(a)(b)	982,804	36,363,748
	Total Industrials	256,073,559
TOTAL PREFERRED STOCK – (Identified cost $230,313,239)		256,073,559

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
October 31, 2020 (Unaudited)

		Principal	Value
SHORT-TERM INVESTMENTS – (0.45%)
	StoneX Group Inc. Joint Repurchase Agreement, 0.09%, 11/02/20, dated 10/30/20, repurchase value of $24,332,182 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 11/05/20-06/01/51, total market value $24,818,640)	$24,332,000	$24,332,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.10%, 11/02/20, dated 10/30/20, repurchase value of $8,221,069 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 08/01/47-10/01/50, total market value $8,385,420)	8,221,000	8,221,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $32,553,000)		32,553,000
	Total Investments – (100.10%) – (Identified cost $4,405,858,230)		7,317,934,865
	Liabilities Less Other Assets – (0.10%)		(7,424,541)
		Net Assets – (100.00%)	$7,310,510,324

ADR: American Depositary Receipt

*	Non-income producing security.

(a)
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $260,327,687 or 3.56% of the Fund's net assets as of October 31, 2020.

(b)	The value of this security was determined using significant unobservable inputs.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments – (Continued)
October 31, 2020 (Unaudited)

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments – (Continued)
October 31, 2020 (Unaudited)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Common Stock:
Communication Services	$1,157,058,940	$–	$4,254,128	$1,161,313,068
Consumer Discretionary	1,224,750,944	189,530,266	–	1,414,281,210
Financials	2,267,922,279	401,952,890	–	2,669,875,169
Health Care	148,082,536	–	–	148,082,536
Industrials	528,107,245	211,023,063	–	739,130,308
Information Technology	861,963,290	–	–	861,963,290
Materials	–	34,662,725	–	34,662,725
Preferred Stock:
Industrials	–	–	256,073,559	256,073,559
Short-Term Investments	–	32,553,000	–	32,553,000
Total Investments	$6,187,885,234	$869,721,944	$260,327,687	$7,317,934,865

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the three months ended October 31, 2020. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at October 31, 2020 was $13,375,639. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.

	Beginning Balance August 1, 2020	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance October 31, 2020
Investments in Securities:
Common Stock	$4,235,840	$–	$18,288	$–	$–	$4,254,128
Preferred Stock	242,716,208	–	13,357,351	–	–	256,073,559
Total Level 3	$246,952,048	$–	$13,375,639	$–	$–	$260,327,687

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	October 31, 2020	Technique	Input(s)	Amount	an Increase in Input
Investments in Securities:
Common Stock	$4,254,128	Discounted Cash Flow	Annualized Yield	1.237%	Decrease

Preferred Stock	256,073,559	Market Approach	Transaction Price	$37.00	Increase
Total Level 3	$260,327,687

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments – (Continued)
October 31, 2020 (Unaudited)

Federal Income Taxes

At October 31, 2020, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$4,419,549,994
Unrealized appreciation	3,185,980,885
Unrealized depreciation	(287,596,014)
Net unrealized appreciation	$2,898,384,871

Coronavirus (COVID-19) Pandemic

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; significant disruptions to business operations (including business closures); disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.

For information regarding the Fund's other significant accounting policies, please refer to the Fund's most recent Semi-Annual or Annual Shareholder Report.